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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          AMENDMENT NO. 1 TO FORM 8-KA

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 27, 1999

                              WESTECH CAPITAL CORP.
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             (Exact name of registrant as specified in its charter)


         NEW YORK                   33-37534-NY                  13-3577716
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

      1250 Capital of Texas Highway, South, Suite 500, Austin, Texas 78746
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (512) 306-8222

                180 West End Avenue, Apt. 23F, New York, New York
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                                (Former address)



         The purpose of this amendment to the Registrant's Current Report on Form 8-K, dated August 27, 1999, is to amend in their entirety (i) Item 1 (a) Changes in Control of Registrant to correct the number of shares held by certain shareholders; and (ii) Exhibit 1.1 to file a corrected copy of the Merger Agreement.

ITEM 1.    Changes in Control of Registrant

(a) On August 27, 1999, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated August 20, 1999, by and among Westech Capital Corp., a New York corporation (the "Company"), Tejas Securities Group Holding Company, a Texas corporation ("Tejas Holding"), Tejas Securities Group, Inc., a Texas corporation ("Tejas"), and Westech Merger Sub, Inc., a Delaware corporation ("Merger Sub"), Merger Sub, a wholly owned subsidiary of the Company, was merged with and into Tejas Holding, the parent company of Tejas, with Tejas Holding being the surviving corporation.

         Prior to the Merger, 4,808,555 shares of no par common stock of Tejas Holding (the "Holding Common Stock") were issued and outstanding to a total of eleven shareholders, and Tejas Holding's sole asset was 4,808,555 shares of Tejas no par common stock (the "Tejas Common Stock"). The Tejas Common Stock held by Tejas Holding represented 82.90% of the issued and outstanding Tejas Common Stock. As consideration for the Merger, each share of Holding Common Stock issued and outstanding as of the date of the Merger was exchanged for 2.4825 shares of Company common stock, $.001 par value per share (the "Westech Common Stock").

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         Giving effect to the Merger, an aggregate of 12,537,218 shares of
         Westech Common Stock are issued and outstanding.

         In connection with the Merger, Michael J. Tannenholtz and Dr. William Esh resigned as directors of the Company effective August 26, 1999. Following these resignations, Neil Ragin appointed John Gorman and Jay
         W. Van Ert to fill the vacant positions on the Company's board of directors (the "Board of Directors") and immediately thereafter resigned as a director. Effective August 27, 1999, the Board of Directors appointed Joseph F. Moran to fill the vacancy left by Mr. Ragin.

         The former shareholders of Tejas Holding now own 95.21% of the issued and outstanding Westech Common Stock. John J. Gorman (Chairman of the Board of Directors and Chief Executive Officer), Jay W. Van Ert (President) and Joseph F. Moran (Managing Director) may each be deemed to be in control of the Company by virtue of their stock ownership and their respective positions as directors and officers of the Company. Messrs. Gorman, Van Ert and Moran own 5,781,936, 1,145,495 and 2,482,621 shares of Westech Common Stock, respectively, or 46.12%, 9.14% and 19.80%, respectively, of the issued and outstanding Westech Common Stock.

         A copy of the Merger Agreement is attached hereto as Exhibit 1.1 and is hereby incorporated by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of such Exhibit 1.1.

EXHIBITS

1.1 Agreement and Plan of Merger by and among Westech Capital Corp., Westech Merger Sub, Inc., Tejas Securities Group Holding Company, and Tejas Securities Group, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Westech Capital Corp.


Date:    October 22, 1999             By: /s/ Jay W. Van Ert
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                                          Jay W. Van Ert, President

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                               INDEX TO EXHIBITS


EXHIBIT
  NO.                             DESCRIPTION
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

  1.1    Agreement and Plan of Merger by and among Westech Capital Corp.,
         Westech Merger Sub, Inc., Tejas Securities Group Holding Company, and
         Tejas Securities Group, Inc.